                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 26, 2005
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                      0-19907                 48-1109495
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(State or other jurisdiction      (Commission           (IRS Employer
 of incorporation)                File Number)          Identification No.)

  224 East Douglas, Suite 700, Wichita, KS                  67202
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   (Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.
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            On January  26,  2005,  Lone Star  Steakhouse  & Saloon,  Inc.  (the
"Company")  issued a press  release  reporting  that the Company will adjust its historical  financial  statements  for years prior to fiscal 2004 as a result of correcting an error in the application of existing generally accepted accounting principles  applicable to certain  leases or leasehold  improvements.  The press release is furnished as exhibit 99.1 to this Form 8-K.

            Following a review of its accounting policy and consultation between authorized  officers  of  the  Company  and  the  Company's  independent  public accountants,  Ernst & Young LLP  ("Ernst & Young"),  the  Company  concluded  on
January 26, 2005 that the Company's  historical  financial  statements should be restated to correct an error relating to accounting for leased  properties,  and that such financial statements should no longer be relied upon. The restatements generally  arise from revisions to accounting  for lease renewal  options and/or rent escalations in computing rent expense for operating leases by requiring the
use  of  the  same  lease  term  in   determining   the   operating  or  capital
classification  of a lease,  rent expense  thereunder,  and depreciable lives of related  leasehold  improvements.  The  adjustments  in the  Company's  restated
financial statements will reflect changes in its property and equipment, current and long-term liabilities,  depreciation and amortization charges, rent expense, and  interest  expense for the  applicable  periods,  but will have no impact on revenues, comparable store sales or cash balances.

            The Company is currently  working with Ernst & Young to complete the review of its  historical  financial  statements  and quantify the effect on the prior periods affected.  When the review is complete,  the Company will file the restated  historical  financial  statements  and  related  auditors  reports  in connection  with the  filing of its Form 10-K for the year  ended  December  28,
2004.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.    EXHIBITS
       -----------    --------

       99.1           Press Release dated January 26, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          LONE STAR STEAKHOUSE & SALOON,
                                          INC.

Dated: January 31, 2005                   By:/s/ John D. White
                                             --------------------------------
                                             Name:   John D. White
                                             Title:  Executive Vice President